UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_________________________________________

FORM 8-K
_________________________________________

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 2, 2017
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InfoSonics Corporation
(Exact name of registrant as specified in its charter)

Commission File Number: 001-32217

Maryland	33-0599368
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

3636 Nobel Drive, Suite #325,

San Diego, CA 92122
(Address of principal executive offices, including zip code)

(858) 373-1600
(Registrant’s telephone number, including area code)

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01Other Information.

Cooltech Financial Statements

Attached hereto as Exhibit 99.1 are the audited consolidated combined financial statements of Cooltech Holding Corp. as of and for the years ended December 31, 2015 and 2016. Attached hereto as Exhibit 99.2 are the unaudited condensed consolidated combined interim financial statements of Cooltech Holding Corp. as of June 30, 2017 and for the three and six months ended June 30, 2017 and 2016. Attached hereto as Exhibit 23.1 is the consent of Cooltech’s auditor, MNP LLP.

No Offer or Solicitation

This document does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act.

Additional Information and Where To Find It

The merger with Cooltech will be submitted to the stockholders of the Company for their consideration. The Company will file with the SEC a Registration Statement on Form S-4 that will include a proxy statement/prospectus of the Company. INVESTORS AND SECURITY HOLDERS OF THE COMPANY ARE URGED TO READ THE PROXY STATEMENT/PROSPECTUS AND ANY OTHER RELEVANT DOCUMENTS THAT WILL BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. You may obtain copies of all documents filed with the SEC regarding this transaction, free of charge, at the SEC’s website (www.sec.gov). In addition, investors and stockholders will be able to obtain free copies of the proxy statement/prospectus and other documents filed with the SEC by InfoSonics free of charge by directing a request to Vernon A. LoForti, Vice President and Chief Financial Officer, InfoSonics Corporation, 3636 Nobel Drive, Suite 325, San Diego, CA  92122, vern.loforti@infosonics.com; Phone: 858‑373‑1675.

Participants in the Solicitation

The Company, Cooltech, and certain of their respective directors, executive officers and other members of management and employees, under SEC rules may be deemed to be participants in the solicitation of proxies from Company stockholders in connection with the proposed transaction. Information regarding the interests of the persons who may, under the rules of the SEC, be deemed participants in the solicitation of Company stockholders in connection with the proposed transaction will be set forth in the proxy statement/prospectus when it is filed with the SEC. You can find more detailed information about the Company’s executive officers and directors in its Annual Report on Form 10-K, as amended, filed with the SEC on March 10, 2017 and April 27, 2017

Item 9.01.Financial Statements and Exhibits.

(d)       Exhibits.

Exhibit No.	Description
23.1	Consent of MNP LLP
99.1	Audited Consolidated Combined Financial Statements of Cooltech Holding Corp. as of December 31, 2016 and 2015 and for the years ended December 31, 2016 and 2015.
99.2	Unaudited Condensed Consolidated Combined Interim Financial Statements of Cooltech Holding Corp. as of June 30, 2017 and for the three and six months ended June, 2017 and 2016.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

InfoSonics Corporation

Date:	August 2, 2017	By:	/s/ Vernon A. LoForti
Vernon A. LoForti
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
23.1	Consent of MNP LLP
99.1	Audited Consolidated Combined Financial Statements of Cooltech Holding Corp. as of December 31, 2016 and 2015 and for the years ended December 31, 2016 and 2015.
99.2	Unaudited Condensed Consolidated Combined Interim Financial Statements of Cooltech Holding Corp. as of June 30, 2017 and for the three and six months ended June, 2017 and 2016.